Exhibit 99.1

Alpha Pro Tech

 L T D.

JAMES W.A. BUCHAN TO JOIN THE BOARD OF DIRECTORS

FOR IMMEDIATE RELEASE

Company Contact:	Investor Relations Contact:
Alpha Pro Tech, Ltd.	Hayden IR
Al Millar/Donna Millar	Cameron Donahue
905-479-0654	651-653-1854
e-mail: ir@alphaprotech.com	e-mail: cameron@haydenir.com

Nogales, Arizona – March 16, 2017 – Alpha Pro Tech, Ltd. (NYSE MKT: APT), a leading manufacturer of products designed to protect people, products and environments, including disposable protective apparel and building products, today announced the appointment of James W.A. Buchan to the Company’s Board of Directors, effective as of March 31, 2017.

Al Millar, Chairman of the Board of Directors, commented, “James has years of broad management and project experience, which will add a valuable perspective to our Board. We look forward to benefitting from his fresh perspective and ideas for our business lines.”

Mr. Buchan currently serves as a Senior Manager for Bell Canada, one of the largest telecom and media companies in Canada, where he provides leadership and technical expertise to critical facility operations. He has extensive experience in financial management, strategic planning, human resources and labor relationship management, and has a strong communications background.

Mr. Buchan will replace David B. Anderson, who has announced that he will be stepping down from the Board of Directors, effective as of March 31, 2017. Commenting on Mr. Anderson’s departure from the Board, Mr. Millar stated, “We would like to thank Mr. Anderson for his service and for his numerous and invaluable contributions to the Company since joining the Board of Directors in 2004.”

With the appointment of Mr. Buchan to replace Mr. Anderson, the Company’s Board of Directors remains comprised of seven directors, four of whom are deemed to be “independent” directors under the rules of the Securities and Exchange Commission and the NYSE MKT.

About Alpha Pro Tech, Ltd.

Alpha Pro Tech, Ltd. is the parent company of Alpha Pro Tech, Inc. and Alpha ProTech Engineered Products, Inc. Alpha Pro Tech, Inc. develops, manufactures and markets innovative disposable and limited-use protective apparel products for the industrial, clean room, medical and dental markets. Alpha ProTech Engineered Products, Inc. manufactures and markets a line of construction weatherization products, including building wrap and roof underlayment. The Company has manufacturing facilities in Salt Lake City, Utah; Nogales, Arizona; Valdosta, Georgia; and a joint venture in India. For more information and copies of news releases and financials, visit Alpha Pro Tech’s website at http://www.alphaprotech.com.

Certain statements made in this press release constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts and may be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potentially,” “may,” “continue,” “should,” “will” and words of similar meaning. Without limiting the generality of the preceding statement, all statements in this press release relating to estimated and projected earnings, margins, costs, expenditures, cash flows, sources of capital, growth rates, customer demand and future financial and operating results are forward-looking statements. We caution investors that any such forward-looking statements are only estimates based on current information and involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. We cannot give assurances that any such statements will prove to be correct. Factors that could cause actual results to differ materially from those estimated by us include the risks, uncertainties and assumptions described from time to time in our public releases and reports filed with the Securities and Exchange Commission, including, but not limited to, our most recent Annual Report on Form 10-K. We also caution investors that the forward-looking information described herein represents our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements to reflect events or developments after the date of this press release. Given these uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.